Exhibit 10.50

[Hercules Technology Growth Capital, Inc. Letterhead]

June 11, 2013

American Superconductor Corporation

64 Jackson Road

Devens, MA 01434

Attn: General Counsel

LIMITED WAIVER

Re:	Loan and Security Agreement dated as of June 5, 2012 by and between American Superconductor Corporation (the “Borrower”) and Hercules Technology Growth Capital, Inc. (“Lender”) (the “Agreement”)

The Lender hereby waives, (i) the requirement that the Borrower’s audited financial statements for the fiscal year ended March 31, 2013 as set forth in Section 6.1(b) of the Agreement be unqualified; provided however, such financial statements shall only be limited to a going concern qualification; and (ii) any Event of Default under Section 8.2 if the Agreement related to the waiver under Section 6.1(b).

The foregoing is limited to the single occurrence described herein and the Agreement shall otherwise remain unchanged in all respects.

Should you have any questions regarding this limited waiver, please do not hesitate to call me at (650) 289-3078.

Very truly yours,

/s/ Ben Bang

Ben Bang

Senior Counsel

Acknowledged and Agreed:

AMERICAN SUPERCONDUCTOR CORPORATION

By:	/s/ David A. Henry	Dated: June 11, 2013
Name: David A. Henry Title: Senior Vice President and Chief Financial Officer

400 HAMILTON AVENUE

SUITE 310

PALO ALTO, CA 94301

650.289.3060

650.473.9194

WWW.HERCULESTECH.COM